Statement of Operations (USD $)	3 Months Ended		52 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
Net Sales and Gross Revenue		$ 350	$ 1,555
Cost of Goods Sold		300	1,200
Gross Margin		50	355
Contributed rent and services	14,311	14,311	248,066
Selling, General and Administrative Expenses, related party			3,954
Selling, General and Administrative Expenses, other	8,067	5,627	93,426
Operating Loss	(22,378)	(19,888)	(345,091)
Other Income (expense):
Interest benefit (expense)	(4,334)	(4,194)	(34,726)
Income (loss) before Income Taxes	(26,712)	(24,082)	(379,817)
Income Taxes
Net Income (Loss)	$ (26,712)	$ (24,082)	$ (379,817)
Basic and Diluted profit (loss) per share	$ 0.00	$ 0.00
Weighted average common shares outstanding	12,012,600	11,979,267